                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 19
Report of Independent Accountants................ 28

USGF ANR 2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                             Continued on page 2

MARKET REVIEW
    The bond market continued to rally as interest rates fell during the year, with U.S. Treasury securities outpacing corporate and municipal bonds in price appreciation. Investors' desire for safer investments amid the global economic storm led to strong demand for high-quality bonds. In fact, the U.S. Treasury bond was considered one of the most attractive places to invest by both domestic and international investors, propelling the 30-year Treasury yield to 4.71 percent in October--its lowest yield since the federal government began selling these bonds in 1977. However, higher-yielding bonds suffered--primarily during the third quarter--as investors' demand for quality increased. Corporate bond prices, especially among lower-rated issues, fell in conjunction with concerns about declining corporate profits.

OUTLOOK
    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,


[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory
Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory
Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                        VAN KAMPEN U.S. GOVERNMENT FUND

                                            A Shares   B Shares   C Shares
 TOTAL RETURNS

One-year total return based on NAV(1)......    5.77%      4.87%      4.87%
One-year total return(2)...................    0.74%      0.92%      3.88%
Five-year average annual total return(2)...    4.91%      4.85%      5.10%
Ten-year average annual total return(2)....    7.74%        N/A        N/A
Life-of-Fund average annual total
  return(2)................................    9.21%      5.36%      4.81%
Commencement date.......................... 05/31/84   08/24/92   08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).......................    6.25%      5.78%      5.78%
SEC Yield(4)...............................    5.61%      5.04%      5.06%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1998.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due, on specific securities in the Fund's portfolio, not to shares of the Fund. Fund shares when redeemed, may be worth more or less than their original cost. The value of debt securities will fluctuate with changes in market conditions and interest rates, which will effect the value of Fund shares. Securities which are issued by private issuers involve greater risk than those issued directly by the U.S. Government.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Merrill Lynch 1- to 10-Year Treasury Index over time. This index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen U.S. Government Fund vs. the Merrill Lynch 1- to 10-Year Treasury Index (December 31, 1988 through December 31, 1998)
INVESTMENT PERFORMANCE CHART

FUNDS TOTAL RETURN
1 Year Avg. Annual    = 0.74%
5 Year Avg. Annual    = 4.91%
10 Year Avg. Annual   = 7.74%

                                                                                              MERRILL LYNCH 1- TO 10-YEAR TREASURY
                                                           VAN KAMPEN U.S. GOVERNMENT FUND                   INDEX
                                                           -------------------------------    ------------------------------------
Dec 1988                                                                9527.00                            10000.00
                                                                        9603.00                            10099.00
                                                                        9537.00                            10057.00
                                                                        9539.00                            10107.00
                                                                        9701.00                            10293.00
                                                                        9992.00                            10510.00
                                                                       10297.00                            10777.00
                                                                       10497.00                            10998.00
                                                                       10364.00                            10845.00
                                                                       10401.00                            10899.00
                                                                       10632.00                            11123.00
                                                                       10747.00                            11232.00
Dec 1989                                                               10849.00                            11260.00
                                                                       10741.00                            11196.00
                                                                       10789.00                            11224.00
                                                                       10801.00                            11246.00
                                                                       10720.00                            11207.00
                                                                       11011.00                            11443.00
                                                                       11194.00                            11592.00
                                                                       11363.00                            11759.00
                                                                       11271.00                            11708.00
                                                                       11368.00                            11815.00
                                                                       11488.00                            11979.00
                                                                       11716.00                            12158.00
Dec 1990                                                               11892.00                            12330.00
                                                                       12046.00                            12455.00
                                                                       12131.00                            12520.00
                                                                       12216.00                            12588.00
                                                                       12333.00                            12719.00
                                                                       12420.00                            12791.00
                                                                       12426.00                            12805.00
                                                                       12612.00                            12942.00
                                                                       12873.00                            13184.00
                                                                       13128.00                            13409.00
                                                                       13276.00                            13560.00
                                                                       13400.00                            13719.00
Dec 1991                                                               13771.00                            14054.00
                                                                       13552.00                            13913.00
                                                                       13659.00                            13965.00
                                                                       13576.00                            13909.00
                                                                       13675.00                            14036.00
                                                                       13907.00                            14236.00
                                                                       14132.00                            14442.00
                                                                       14314.00                            14710.00
                                                                       14452.00                            14880.00
                                                                       14573.00                            15086.00
                                                                       14368.00                            14900.00
                                                                       14371.00                            14834.00
Dec 1992                                                               14634.00                            15030.00
                                                                       14901.00                            15311.00
                                                                       15123.00                            15540.00
                                                                       15186.00                            15598.00
                                                                       15278.00                            15721.00
                                                                       15295.00                            15675.00
                                                                       15561.00                            15900.00
                                                                       15626.00                            15912.00
                                                                       15789.00                            16176.00
                                                                       15766.00                            16245.00
                                                                       15813.00                            16274.00
                                                                       15671.00                            16196.00
Dec 1993                                                               15798.00                            16259.00
                                                                       15939.00                            16421.00
                                                                       15685.00                            16187.00
                                                                       15144.00                            15961.00
                                                                       14969.00                            15853.00
                                                                       15031.00                            15869.00
                                                                       14979.00                            15880.00
                                                                       15304.00                            16077.00
                                                                       15315.00                            16127.00
                                                                       15000.00                            15998.00
                                                                       14918.00                            16001.00
                                                                       14825.00                            15921.00
Dec 1994                                                               14993.00                            15982.00
                                                                       15347.00                            16247.00
                                                                       15781.00                            16558.00
                                                                       15841.00                            16648.00
                                                                       16065.00                            16840.00
                                                                       16626.00                            17321.00
                                                                       16751.00                            17434.00
                                                                       16739.00                            17446.00
                                                                       16877.00                            17589.00
                                                                       17003.00                            17707.00
                                                                       17154.00                            17906.00
                                                                       17387.00                            18129.00
Dec 1995                                                               17633.00                            18314.00
                                                                       17727.00                            18471.00
                                                                       17526.00                            18264.00
                                                                       17442.00                            18176.00
                                                                       17334.00                            18119.00
                                                                       17286.00                            18109.00
                                                                       17480.00                            18286.00
                                                                       17551.00                            18342.00
                                                                       17548.00                            18362.00
                                                                       17830.00                            18595.00
                                                                       18201.00                            18898.00
                                                                       18498.00                            19131.00
Dec 1996                                                               18356.00                            19027.00
                                                                       18455.00                            19098.00
                                                                       18515.00                            19119.00
                                                                       18302.00                            19021.00
                                                                       18579.00                            19234.00
                                                                       18741.00                            19382.00
                                                                       18929.00                            19549.00
                                                                       19316.00                            19916.00
                                                                       19216.00                            19831.00
                                                                       19435.00                            20050.00
                                                                       19681.00                            20283.00
                                                                       19741.00                            20330.00
Dec 1997                                                               19929.00                            20503.00
                                                                       20153.00                            20779.00
                                                                       20159.00                            20751.00
                                                                       20220.00                            20820.00
                                                                       20309.00                            20913.00
                                                                       20440.00                            21054.00
                                                                       20530.00                            21201.00
                                                                       20628.00                            21284.00
                                                                       20782.00                            21709.00
                                                                       20938.00                            22222.00
                                                                       20864.00                            22272.00
                                                                       20993.00                            22189.00
Dec 1998                                                               21078.00                            22272.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

HEDGE FUND: A fund, usually used by wealthy individuals and institutions, that is allowed to use aggressive strategies that are unavailable to mutual funds.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages.
    These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                        VAN KAMPEN U.S. GOVERNMENT FUND

We recently spoke with the management team of the Van Kampen U.S. Government Fund about the key events and economic forces that shaped the markets during the past 12 months. The team is led by Peter W. Hegel, chief investment officer for fixed-income investments, and includes portfolio managers Barbara Downey and Kelly Gilbert. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1998.

 Q    WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE FUND DURING THE PAST 12
      MONTHS?

 A Interest rates declined steadily during the period, which made purchasing or refinancing a home less expensive. This factor, combined with increased efficiency in the refinancing market, led to higher-than-anticipated mortgage prepayment levels, which lowers the yield of the mortgage-backed securities held by the Fund. Because mortgage-backed securities became increasingly sensitive to interest rates during the period, we found managing this portion of the Fund's portfolio more challenging than in past years.
    During the period, international markets, including Asia, Russia, and Latin America, were plagued by economic crisis. Plummeting stock markets and currency troubles led investors to seek shelter in the safety of high-quality assets. Consequently, many investors moved their assets into U.S. Treasuries, causing the 30-year Treasury bond yield to drop to 4.72 percent in October, its lowest level since the federal government began selling these bonds in 1977.
    Finally, we saw the difference in yield between high- and low-quality securities widen during the second half of the period, due to investors' concerns about the health of the economy.

 Q    WHAT STRATEGY DID YOU USE TO MANAGE THE FUND BASED ON THESE FACTORS?

 A Despite the negative effects of mortgage prepayments, we found that the return earned by mortgage-backed securities was comparable to that of U.S. Treasuries during the first six months of the period. As a result, we remained neutral (approximately 80 percent mortgage-backed securities and 20 percent Treasuries) until July, when declining interest rates and accelerating prepayments caused us to increase our exposure to Treasuries.
    Near the end of August and into September we shifted back toward mortgage-backed securities because we felt the wide yield spreads would present an opportunity to boost the Fund's yield. Unfortunately, our move toward mortgages was premature and we missed the second half of the Treasury rally. During the fourth quarter, however, we continued to hold a significant position in mortgage-backed securities, which benefited the Fund when mortgages rebounded to close out the period.

 Q    HOW DID FEDERAL RESERVE BOARD ACTIONS AFFECT THE FUND?

 A We believe the three interest rate cuts initiated by the Fed near the end of the period helped the Fund by providing liquidity to the overall market. In addition, the Fed lowered interest rates in carefully measured steps of 0.25 percent, allowing us sufficient time to react accordingly in positioning the Fund.
    Going forward, we feel the Fed is in a difficult position. The U.S. economy, although strong, has shown signs of slowing. Effects still linger from the global economic crisis and the collapse of Long Term Capital Management, a U.S. hedge fund with significant positions in mortgage-backed securities. We believe the Fed will remain cautious and could reduce rates again during the first half of 1999.

 Q    HOW DID THE FUND PERFORM DURING THE 12-MONTH REPORTING PERIOD?

 A The Fund generated a total return of 5.77 percent(1) (Class A shares at net asset value) for the 12-month period ended December 31, 1998. By comparison, the Merrill Lynch 1- to 10-year Treasury Index generated a total return of 8.63 percent, and the Lehman Brothers Mortgage Index returned
8.72 percent. Keep in mind that these are broad-based indices that reflect general performance of Treasury bonds and mortgage-backed securities, respectively. Neither index reflects any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page 3 for additional Fund performance results.
    Dividends remained competitive during the period, providing shareholders with a healthy stream of current income. As of December 31, 1998, the Class A share distribution rate was 6.25 percent(3), based on a monthly dividend of $.0790 per share and a maximum public offering price of $15.18 per share on December 31, 1998.

 Q WHAT IS YOUR OUTLOOK FOR THE INVESTMENT ENVIRONMENT DURING THE NEXT SIX MONTHS, AND HOW WILL YOU POSITION THE FUND?

 A Long Term Capital Management and its problems had many investors favoring U.S. Treasuries. Once the Fed lowered interest rates, however, stability began to return. Consequently, the prices of riskier assets, including mortgage-backed securities, are becoming more attractive, and we believe that investors will begin to move toward these riskier investments.
    Because of these factors, we positioned the Fund with a bias toward mortgage-backed securities. Our research indicates that mortgages are inexpensive compared to Treasuries and have solid fundamental characteristics. Going forward, we expect to add to this position. We will, however, monitor interest rates and Fed actions for signs of declining interest rates. If interest rates continue to decline, the potential for additional refinancing activity will increase, and we will shift Fund assets toward U.S. Treasuries.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Barbara Downey

Portfolio Manager

[SIG]
Kelly Gilbert

Portfolio Manager

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN U.S. GOVERNMENT FUND

 COUPON DISTRIBUTION AS OF DECEMBER 31, 1998

                                  [BAR GRAPH]


                            PERCENTAGE OF FUNDS
COUPON RATE                LONG-TERM INVESTMENTS
5.9 or less............              3.1%
6-6.9..................             16.3%
7-7.9..................             30.2%
8-8.9..................             21.4%
9-9.9..................             11.4%
10 or more.............             17.6%

 PORTFOLIO COMPOSITION AS A PERCENTAGE OF LONG-TERM INVESTMENTS



AS OF DECEMBER 31, 1998
GNMA .......................        48.9%
TREASURY SECURITIES ........        16.2%
FNMA .......................        26.8%            [PIE CHART]
REMIC/CMO ..................         5.1%
FHLMC ......................         3.0%

AS OF DECEMBER 31, 1997
GNMA .......................        34.4%
TREASURY SECURITIES ........        19.2%
FNMA .......................        35.1%            [PIE CHART]
REMIC/CMO ..................         5.6%
FHLMC ......................         5.7%

 DURATION

               AS OF DECEMBER 31, 1998(1)       AS OF DECEMBER 31, 1997(1)
Duration               3.16 years                       3.62 years

(1)Unaudited

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                 Description               Coupon          Maturity         Market Value
-----------------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES  76.8%
$ 11,088   Federal Home Loan Mortgage Corp.
           Gold Pools..........................  10.000%   04/01/10 to 09/01/21  $   12,038,361
  26,975   Federal Home Loan Mortgage Corp.
           Pools...............................   8.500    01/01/16 to 09/01/19      28,324,028
   5,712   Federal Home Loan Mortgage Corp.
           Pools...............................  10.000    12/01/08 to 10/01/18       6,193,680
     496   Federal Home Loan Mortgage Corp.
           Pools...............................  10.250          11/01/09               540,901
  15,614   Federal Home Loan Mortgage Corp.
           Pools...............................  11.000    10/01/04 to 01/01/21      17,458,351
      89   Federal Home Loan Mortgage Corp.
           Pools...............................  11.250          09/01/15                99,559
   6,132   Federal Home Loan Mortgage Corp.
           REMIC Pools (PAC)...................   8.000    01/01/19 to 01/15/21       6,185,484
  15,061   Federal Home Loan Mortgage Corp.
           REMIC Pools (PAC)...................   8.250          12/15/20            15,727,901
  14,426   Federal Home Loan Mortgage Corp.
           REMIC Pools (PAC)...................   8.600          10/15/05            14,916,384
   6,307   Federal Home Loan Mortgage Corp.
           REMIC Pools.........................   9.000          02/15/21             6,523,764
   6,613   Federal Home Loan Mortgage Corp.
           REMIC Pools (PAC)...................   9.250          11/15/05             6,848,328
 100,500   Federal National Mortgage
           Association Pools...................   6.000          12/01/28            99,243,750
 200,412   Federal National Mortgage
           Association Pools (a)...............   6.500    06/01/23 to 10/01/28     201,821,050
  29,000   Federal National Mortgage
           Association Pools...................   6.740          08/25/07            30,626,610
 161,759   Federal National Mortgage
           Association Pools (a)...............   7.000    09/01/23 to 10/01/25     165,094,574
  23,060   Federal National Mortgage
           Association Pools (a)...............   7.500    12/01/21 to 01/01/23      23,701,499
  30,396   Federal National Mortgage
           Association Pools...................   8.000    12/01/16 to 12/01/22      31,549,914
   8,755   Federal National Mortgage
           Association Pools...................   8.500    04/01/17 to 06/01/21       9,239,710
   9,110   Federal National Mortgage
           Association Pools...................   9.000    05/01/09 to 02/01/21       9,702,141
   1,317   Federal National Mortgage
           Association Pools...................   9.500          05/01/20             1,410,424
   4,610   Federal National Mortgage
           Association Pools...................  10.500    06/01/10 to 09/01/19       5,112,485
   4,418   Federal National Mortgage
           Association Pools...................  11.000    12/01/03 to 11/01/19       4,978,990
   1,049   Federal National Mortgage
           Association Pools...................  11.500    12/01/09 to 01/01/16       1,189,262
      45   Federal National Mortgage
           Association Pools...................  12.500          03/01/15                51,752
   1,350   Federal National Mortgage
           Association Pools...................  13.000          06/01/15             1,560,669
  14,684   Federal National Mortgage
           Association REMIC Pools (PAC).......   4.500          02/25/20            14,192,428
   7,686   Federal National Mortgage
           Association REMIC Pools (PAC).......   7.500          12/25/19             7,957,504
  15,000   Federal National Mortgage
           Association REMIC Pools (PAC).......  11.000          01/25/19            15,642,300
  23,557   Government National Mortgage
           Association Pools (PAC).............   6.500          02/20/27            23,952,993

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                 Description                  Coupon          Maturity         Market Value
--------------------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES (CONTINUED)
$176,195   Government National Mortgage
           Association Pools (a)...............      7.000%   08/15/22 to 11/15/28  $  180,214,087
 273,305   Government National Mortgage
           Association Pools (a)...............      7.500    01/15/17 to 08/15/28     282,125,447
 218,633   Government National Mortgage
           Association Pools...................      8.000    12/15/00 to 12/15/28     227,583,702
 106,843   Government National Mortgage
           Association Pools...................      8.500    04/15/06 to 06/15/23     113,624,945
 178,641   Government National Mortgage
           Association Pools...................      9.000    10/15/01 to 08/15/24     192,310,587
  30,723   Government National Mortgage
           Association Pools...................      9.500    06/15/09 to 11/15/22      33,245,483
   7,419   Government National Mortgage
           Association Pools...................     10.000    09/15/15 to 09/15/20       8,140,576
   9,772   Government National Mortgage
           Association Pools...................     10.500    09/15/10 to 02/15/20      10,847,031
   1,282   Government National Mortgage
           Association Pools...................     11.000    03/15/10 to 11/15/18       1,444,467
   1,780   Government National Mortgage
           Association Pools...................     11.500    10/15/10 to 03/15/18       2,022,692
   1,303   Government National Mortgage
           Association Pools...................     12.000    07/15/11 to 08/15/15       1,502,805
     568   Government National Mortgage
           Association Pools...................     12.250    09/15/13 to 07/15/15         656,264
   1,537   Government National Mortgage
           Association Pools...................     12.500    04/15/10 to 08/15/15       1,788,230
     774   Government National Mortgage
           Association Pools...................     13.000    01/15/11 to 06/15/15         904,763
     115   Government National Mortgage
           Association II Pools................      8.500    05/20/02 to 02/20/17         121,912
   4,204   Government National Mortgage
           Association II Pools................     10.500    01/20/14 to 05/20/19       4,651,058
   2,569   Government National Mortgage
           Association II Pools................     11.000    07/20/13 to 08/20/19       2,882,052
   1,145   Government National Mortgage
           Association II Pools................     11.500    08/20/13 to 07/20/19       1,300,508
   1,371   Government National Mortgage
           Association II Pools................     12.000    08/20/13 to 12/20/15       1,581,221
     701   Government National Mortgage
           Association II Pools................     12.500    09/20/13 to 09/20/15         815,723
                                                                                    --------------
           TOTAL MORTGAGE BACKED
           SECURITIES  76.8%                                                         1,829,648,349
                                                                                    --------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                 Description               Coupon          Maturity         Market Value
-----------------------------------------------------------------------------------------------
           UNITED STATES TREASURY SECURITIES
             14.9%
$ 53,500   United States Treasury Bonds........  10.375%         11/15/09        $   68,312,545
  15,000   United States Treasury Bonds........  13.125          05/15/01            17,824,800
   5,000   United States Treasury Bonds (a)....  13.750          08/15/04             7,191,000
 200,000   United States Treasury Bonds
           Stripped Principal Payment..........       *          02/15/19            65,534,000
  50,000   United States Treasury Notes........   5.625          05/15/08            53,312,000
  20,000   United States Treasury Notes (a)....   8.875          02/15/99            20,098,800
 100,000   United States Treasury Notes (a)....  13.375          08/15/01           121,325,000
                                                                                 --------------
           TOTAL UNITED STATES TREASURY SECURITIES.............................     353,598,145
                                                                                 --------------
TOTAL LONG-TERM INVESTMENTS  91.7%
  (Cost $2,137,936,474)........................................................   2,183,246,494
                                                                                 --------------
SHORT-TERM INVESTMENTS  2.5%
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.8%
Federal National Mortgage Associations Medium Term Note ($20,000,000 par,
yielding 5.190%, 04/28/99 maturity)............................................      19,990,000
REPURCHASE AGREEMENT  1.7%
State Street Bank & Trust Co. (Collateralized by U.S. T-Note, $33,770,000 par,
6.875% coupon, due 08/15/25, dated 12/31/98, to be sold on 01/04/99 at
$41,060,115)...................................................................      41,038,000
                                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $61,034,795)...........................................................      61,028,000
                                                                                 --------------
TOTAL INVESTMENTS  94.2%
  (Cost $2,198,971,269)........................................................   2,244,274,494
OTHER ASSETS IN EXCESS OF LIABILITIES  5.8%....................................     137,531,532
                                                                                 --------------
NET ASSETS  100.0%.............................................................  $2,381,806,026
                                                                                 --------------
                                                                                 --------------

* Zero coupon bond

(a) Assets segregated as collateral for open forward and open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,198,971,269).....................  $2,244,274,494
Cash........................................................             762
Receivables:
  Interest..................................................      20,094,589
  Investments Sold..........................................     130,027,036
  Fund Shares Sold..........................................       1,345,676
  Variation Margin on Futures...............................         127,719
Forward Commitments.........................................       1,616,987
Other.......................................................         224,841
                                                              --------------
      Total Assets..........................................   2,397,712,104
                                                              --------------
LIABILITIES:
Payables:
  Income Distributions......................................       6,310,895
  Fund Shares Repurchased...................................       6,233,566
  Distributor and Affiliates................................       1,621,176
  Investment Advisory Fee...................................       1,047,351
Accrued Expenses............................................         527,560
Trustees' Deferred Compensation and Retirement Plans........         165,530
                                                              --------------
    Total Liabilities.......................................      15,906,078
                                                              --------------
NET ASSETS..................................................  $2,381,806,026
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $2,597,927,449
Net Unrealized Appreciation.................................      48,093,284
Accumulated Undistributed Net Investment Income.............       2,111,426
Accumulated Net Realized Loss...............................    (266,326,133)
                                                              --------------
NET ASSETS..................................................  $2,381,806,026
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,079,627,877 and 143,825,859 shares of
    beneficial interest issued and outstanding).............  $        14.46
    Maximum sales charge (4.75%* of offering price).........             .72
                                                              --------------
    Maximum offering price to public........................  $        15.18
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $284,212,213 and 19,682,778 shares of
    beneficial interest issued and outstanding).............  $        14.44
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,965,936 and 1,244,481 shares of
    beneficial interest issued and outstanding).............  $        14.44
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $179,434,337
Fee Income..................................................     5,013,652
                                                              ------------
    Total Income............................................   184,447,989
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    12,925,764
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $4,069,193, $3,332,534 and $154,233,
  respectively).............................................     7,555,960
Shareholder Services........................................     2,704,793
Custody.....................................................       363,793
Legal.......................................................       128,341
Trustees' Fees and Expenses.................................        45,400
Other.......................................................       776,683
                                                              ------------
    Total Operating Expenses................................    24,500,734
    Interest Expense........................................     1,056,637
                                                              ------------
    Total Expenses..........................................    25,557,371
                                                              ------------
NET INVESTMENT INCOME.......................................  $158,890,618
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 25,591,894
  Forward Commitments.......................................     7,355,388
  Options...................................................    (5,321,178)
  Futures...................................................   (14,625,379)
                                                              ------------
Net Realized Gain...........................................    13,000,725
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    82,098,885
                                                              ------------
  End of the Period:
    Investments.............................................    45,303,225
    Futures.................................................     1,434,791
    Forward Commitments.....................................     1,355,268
                                                              ------------
                                                                48,093,284
                                                              ------------
Net Unrealized Depreciation During the Period...............   (34,005,601)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(21,004,876)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $137,885,742
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                        Year Ended           Year Ended
                                                     December 31, 1998    December 31, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................... $     158,890,618    $    198,019,355
Net Realized Gain/Loss..............................        13,000,725         (27,525,829)
Net Unrealized Appreciation/Depreciation During the
  Period............................................       (34,005,601)         53,113,057
                                                     -----------------    ----------------
Change in Net Assets from Operations................       137,885,742         223,606,583
                                                     -----------------    ----------------
Distributions from Net Investment Income:
  Class A Shares....................................      (145,479,133)       (170,044,954)
  Class B Shares....................................       (19,836,275)        (24,106,451)
  Class C Shares....................................          (911,495)           (869,235)
                                                     -----------------    ----------------
    Total Distributions.............................      (166,226,903)       (195,020,640)
                                                     -----------------    ----------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................       (28,341,161)         28,585,943
                                                     -----------------    ----------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................       227,696,473          71,425,631
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................        83,888,683          96,486,944
Cost of Shares Repurchased..........................      (539,408,924)       (547,708,673)
                                                     -----------------    ----------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS......................................      (227,823,768)       (379,796,098)
                                                     -----------------    ----------------
TOTAL DECREASE IN NET ASSETS........................      (256,164,929)       (351,210,155)
NET ASSETS:
Beginning of the Period.............................     2,637,970,955       2,989,181,110
                                                     -----------------    ----------------
End of the Period (Including accumulated
  undistributed net investment income of $2,111,426
  and $9,233,367, respectively)..................... $   2,381,806,026    $  2,637,970,955
                                                     =================    ================

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                    Year Ended December 31,
                                      ----------------------------------------------------
           Class A Shares               1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................  $ 14.624   $ 14.459   $ 14.950   $ 13.698   $ 15.662
                                      --------   --------   --------   --------   --------
  Net Investment Income.............      .941      1.039      1.069      1.111      1.177
  Net Realized and Unrealized
    Gain/Loss.......................     (.127)      .158      (.495)     1.233     (1.965)
                                      --------   --------   --------   --------   --------
Total from Investment Operations....      .814      1.197       .574      2.344      (.788)
Less Distributions from and in
  Excess of Net Investment Income...      .979      1.032      1.065      1.092      1.176
                                      --------   --------   --------   --------   --------
Net Asset Value, End of the
  Period............................  $ 14.459   $ 14.624   $ 14.459   $ 14.950   $ 13.698
                                      ========   ========   ========   ========   ========
Total Return (a)....................     5.77%      8.57%      4.10%     17.61%     (5.10%)
Net Assets at End of the Period (In
  millions).........................  $2,079.6   $2,264.8   $2,560.1   $2,962.9   $2,924.4
Ratio of Operating Expenses to
  Average Net Assets (b)............      .90%       .90%       .90%       .93%       .92%
Ratio of Interest Expense to Average
  Net Assets........................      .04%       .08%       .02%       .27%       .08%
Ratio of Net Investment Income to
  Average Net Assets (b)............     6.45%      7.26%      7.38%      7.68%      8.13%
Portfolio Turnover (Excluding Dollar
  Rolls and Forward Commitment
  Transactions).....................       82%       104%        64%        63%        44%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                    Year Ended December 31,
                                        -----------------------------------------------
Class B Shares                           1998      1997      1996      1995      1994
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..............................  $14.609   $14.447   $14.948   $13.694   $15.643
                                        -------   -------   -------   -------   -------
  Net Investment Income...............     .816      .916      .947      .991     1.055
  Net Realized and Unrealized
    Gain/Loss.........................    (.121)     .162     (.494)    1.241    (1.964)
                                        -------   -------   -------   -------   -------
Total from Investment Operations......     .695     1.078      .453     2.232     (.909)
Less Distributions from and in Excess
  of Net Investment Income............     .864      .916      .954      .978     1.040
                                        -------   -------   -------   -------   -------
Net Asset Value, End of the Period....  $14.440   $14.609   $14.447   $14.948   $13.694
                                        =======   =======   =======   =======   =======
Total Return (a)......................    4.87%     7.71%     3.24%    16.78%    (5.93%)
Net Assets at End of the Period (In
  millions)...........................  $ 284.2   $ 359.0   $ 414.8   $ 466.7   $ 436.3
Ratio of Operating Expenses to Average
  Net Assets (b)......................    1.72%     1.72%     1.73%     1.75%     1.74%
Ratio of Interest Expense to Average
  Net Assets..........................     .04%      .08%      .02%      .27%      .09%
Ratio of Net Investment Income to
  Average Net Assets (b)..............    5.63%     6.44%     6.55%     6.85%     7.29%
Portfolio Turnover (Excluding Dollar
  Rolls and Forward Commitment
  Transactions).......................      82%      104%       64%       63%       44%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                    Year Ended December 31,
                                        -----------------------------------------------
            Class C Shares               1998      1997      1996      1995      1994
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..............................  $14.608   $14.448   $14.948   $13.693   $15.626
                                        -------   -------   -------   -------   -------
  Net Investment Income...............     .822      .910      .943      .996     1.063
  Net Realized and Unrealized
    Gain/Loss.........................    (.130)     .166     (.489)    1.237    (1.956)
                                        -------   -------   -------   -------   -------
Total from Investment Operations......     .692     1.076      .454     2.233     (.893)
Less Distributions from and in Excess
  of Net Investment Income............     .864      .916      .954      .978     1.040
                                        -------   -------   -------   -------   -------
Net Asset Value, End of the Period....  $14.436   $14.608   $14.448   $14.948   $13.693
                                        =======   =======   =======   =======   =======
Total Return (a)......................    4.87%     7.71%     3.24%    16.78%    (5.86%)
Net Assets at End of the Period (In
  millions)...........................  $  18.0   $  14.2   $  14.3   $  13.3   $  11.4
Ratio of Operating Expenses to Average
  Net Assets (b)......................    1.72%     1.72%     1.72%     1.75%     1.74%
Ratio of Interest Expense to Average
  Net Assets..........................     .04%      .08%      .02%      .27%      .10%
Ratio of Net Investment Income to
  Average Net Assets (b)..............    5.63%     6.41%     6.55%     6.86%     7.29%
Portfolio Turnover (Excluding Dollar
  Rolls and Forward Commitment
  Transactions).......................      82%      104%       64%       63%       44%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Fund (the "Fund") is organized as a series of Van Kampen U.S. Government Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

                               December 31, 1998
--------------------------------------------------------------------------------

the value of the underlying security at not less than the repurchase proceeds due to the Fund.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income on the date of the extension. In addition, the Fund may occasionally close such forward commitments prior to delivery.

    The Fund may also invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $29.4 million with an average interest rate of 3.56%. At December 31, 1998, there were no reverse repurchase agreements outstanding.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset

                               December 31, 1998
--------------------------------------------------------------------------------

such losses against any future realized capital gains. At December 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $264,523,405 which will expire between December 31, 2000 and December 31, 2005. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of wash sales and the mark to market of open futures contracts at December 31, 1998.

    At December 31, 1998, for federal income tax purposes the cost of long- and short-term investments is $2,199,339,200, the aggregate gross unrealized appreciation is $57,317,179 and the aggregate gross unrealized depreciation is $12,381,885, resulting in net unrealized appreciation on long- and short-term investments of $44,935,294.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for 1998 have been identified and appropriately reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $214,344 were reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................   .550 of 1%
Next $500 million.......................................   .525 of 1%
Next $2 billion.........................................   .500 of 1%
Next $2 billion.........................................   .475 of 1%
Next $2 billion.........................................   .450 of 1%
Next $2 billion.........................................   .425 of 1%
Thereafter..............................................   .400 of 1%

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $88,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                               December 31, 1998
--------------------------------------------------------------------------------

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $295,300 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1998, the Fund recognized expenses of approximately $1,905,700. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1998, capital aggregated $2,253,763,048, $325,292,922 and
$18,871,479 for Classes A, B and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                            SHARES           VALUE
----------------------------------------------------------------------
Sales:
  Class A...............................   12,318,462    $ 178,967,243
  Class B...............................    2,614,449       38,018,032
  Class C...............................      737,549       10,711,198
                                          -----------    -------------
Total Sales.............................   15,670,460    $ 227,696,473
                                          ===========    =============

                               December 31, 1998
--------------------------------------------------------------------------------

                                            SHARES           VALUE
----------------------------------------------------------------------
Dividend Reinvestment:
  Class A...............................    5,072,364    $  73,854,456
  Class B...............................      657,222        9,560,132
  Class C...............................       32,619          474,095
                                          -----------    -------------
Total Dividend Reinvestment.............    5,762,205    $  83,888,683
                                          ===========    =============
Repurchases:
  Class A...............................  (28,427,934)   $(413,723,630)
  Class B...............................   (8,161,261)    (118,456,887)
  Class C...............................     (497,580)      (7,228,407)
                                          -----------    -------------
Total Repurchases.......................  (37,086,775)   $(539,408,924)
                                          ===========    =============

    At December 31, 1997, capital aggregated $2,414,852,129, $396,197,222 and
$14,916,210 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                               SHARES          VALUE
------------------------------------------------------------------------
Sales:
  Class A..................................    3,151,088   $  45,534,914
  Class B..................................    1,391,041      20,092,618
  Class C..................................      400,545       5,798,099
                                             -----------   -------------
Total Sales................................    4,942,674   $  71,425,631
                                             ===========   =============
Dividend Reinvestment:
  Class A..................................    5,855,818   $  84,608,875
  Class B..................................      791,434      11,424,371
  Class C..................................       31,439         453,698
                                             -----------   -------------
Total Dividend Reinvestment................    6,678,691   $  96,486,944
                                             ===========   =============
Repurchases:
  Class A..................................  (31,205,759)  $(450,102,977)
  Class B..................................   (6,320,342)    (91,072,249)
  Class C..................................     (453,300)     (6,533,447)
                                             -----------   -------------
Total Repurchases..........................  (37,979,401)  $(547,708,673)
                                             ===========   =============

                               December 31, 1998
--------------------------------------------------------------------------------

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                          SALE CHARGE
YEAR OF REDEMPTION                                   CLASS B       CLASS C
--------------------------------------------------------------------------
First..............................................   4.00%         1.00%
Second.............................................   3.75%          None
Third..............................................   3.50%          None
Fourth.............................................   2.50%          None
Fifth..............................................   1.00%          None
Sixth..............................................   1.00%          None
Seventh and Thereafter.............................    None          None

    For the year ended December 31, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $191,300 and CDSC on redeemed shares of approximately $1,113,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales on investments, including principal paydowns, excluding forward commitment transactions and short-term investments, for the year ended December 31, 1998, were $1,872,132,619 and $1,779,575,781, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract or forward commitment. In these

                               December 31, 1998
--------------------------------------------------------------------------------

instances the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.

    Transactions in options for the year ended December 31, 1998, were as follows:

                                               CONTRACTS      PREMIUM
------------------------------------------------------------------------
Outstanding at December 31, 1997.............       -0-     $        -0-
Options Written and Purchased (Net)..........    11,400      (11,690,311)
Options Terminated in Closing Transactions
  (Net)......................................    (9,900)      10,443,936
Options Expired (Net)........................    (1,500)       1,246,375
                                                -------     ------------
Outstanding at December 31, 1998.............       -0-     $        -0-
                                                =======     ============

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a future contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 1998, were as follows:

                                                         CONTRACTS
------------------------------------------------------------------
Outstanding at December 31, 1997.......................       -0-
Futures Opened.........................................    23,522
Futures Closed.........................................   (21,685)
                                                          -------
Outstanding at December 31, 1998.......................     1,837
                                                          =======

                               December 31, 1998
--------------------------------------------------------------------------------

    The futures contracts outstanding as of December 31, 1998, and the descriptions and unrealized appreciation are as follows:

                                                             UNREALIZED
                                                CONTRACTS   APPRECIATION
------------------------------------------------------------------------
Short Contracts:
  US Treasury Note Futures, Mar. 1999
     (Current Notional Value $119,156 per
     contract)................................    1,087     $    485,870
  US Treasury Bond Futures, Mar. 1999
     (Current Notional Value $127,781 per
     contract)................................      750          948,921
                                                  -----     ------------
                                                  1,837     $  1,434,791
                                                  =====     ============

C. FORWARD COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The following forward purchase commitments were outstanding as of December 31, 1998. The change in value of these items is reflected as a component of unrealized appreciation/depreciation on forward commitments. The Fund has segregated assets for these open commitments totaling $921.4 million.

                                                                         UNREALIZED
PAR AMOUNT                                 SETTLEMENT                   APPRECIATION/
  (000)              DESCRIPTION              DATE      CURRENT VALUE   DEPRECIATION
-------------------------------------------------------------------------------------
 $149,000    FNMA, DWARF, 6.00% coupon...   01/20/99     $149,372,500        $497,500
   25,000    FNMA, 7.00% coupon..........   01/14/99       25,503,875             (31)
  100,000    FNMA, 7.50% coupon..........   01/14/99      102,672,000         (78,000)
  255,500    FNMA, 6.50% coupon..........   01/14/99      257,136,478         403,899
  150,000    FNMA, 6.00% coupon..........   01/14/99      148,055,250         258,375
   70,000    GNMA, 6.50% coupon..........   01/21/99       70,732,900         273,525
                                                         ------------      ----------
                                                         $753,473,003      $1,355,268
                                                         ------------      ----------

                               December 31, 1998
--------------------------------------------------------------------------------

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to the settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. Risks may result as a result of the potential inability of counterparties to meet the terms of their contracts.

    The following closed but unsettled forward transactions were outstanding at December 31, 1998:

                               SETTLEMENT                                  NET
         DESCRIPTION              DATE      RECEIVABLE      PAYABLE     RECEIVABLE
----------------------------------------------------------------------------------
FNMA ($50,000,000 par, 6.00%
  coupon, 12/31/23)..........   01/14/99    $49,500,000   $49,238,281     $261,719

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1998, are payments retained by Van Kampen of approximately $2,730,442.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen U.S. Government Fund:

     We have audited the accompanying statement of assets and liabilities of Van Kampen U.S. Government Fund (the "Fund"), including the portfolio of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen U.S. Government Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
Chicago, Illinois
February 4, 1999

VAN KAMPEN FUNDS
EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     Utility
     Value
Global/International
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income

Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and expenses. Please
read it carefully before you invest
or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                        VAN KAMPEN U.S. GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

CUSTODIAN AND TRANSFER AGENT

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and
Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                       32